UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 328-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indentures, 2029 Notes and 2031 Notes

On February 7, 2024, Talos Energy Inc., a Delaware corporation (the “Company”), Talos Production Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Issuer”), certain of the Issuer’s subsidiaries (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) and Wilmington Trust, National Association, as trustee and as collateral agent, entered into (i) an indenture (the “2029 Notes Indenture”), pursuant to which the Issuer issued $625,000,000 in aggregate principal amount of the Issuer’s 9.000% Second-Priority Senior Secured Notes due 2029 (the “2029 Notes”) and (ii) an indenture (the “2031 Notes Indenture” and, together with the 2029 Notes Indenture, the “Indentures” and each an “Indenture”), pursuant to which the Issuer issued $625,000,000 in aggregate principal amount of the Issuer’s 9.375% Second-Priority Senior Secured Notes due 2031 (the “2031 Notes” and, collectively with the 2029 Notes, the “New Notes”). The New Notes are unconditionally guaranteed on a senior unsecured basis by the Company and on a second-priority senior secured basis by each of the Subsidiary Guarantors and will be unconditionally guaranteed on the same basis by certain of the Issuer’s future subsidiaries. The New Notes are secured on a second-priority basis by liens on substantially the same collateral (the “Collateral”) as the Issuer’s existing first-priority obligations under its senior reserve-based revolving credit facility (the “Bank Credit Facility”). Those security interests are subject to intercreditor agreements governing the rights and priorities of the secured parties under the Indentures and the holders of certain other indebtedness outstanding on February 7, 2024 and that may be incurred in the future.

The Issuer has used, or intends to use, the net proceeds from the sale of the New Notes to (i) fund a portion of the cash consideration for the Company’s pending acquisition of QuarterNorth Energy Inc., a Delaware corporation (“QuarterNorth,” and such acquisition, the “QuarterNorth Acquisition”), pursuant to that certain Agreement and Plan of Merger, dated January 13, 2024 (the “Merger Agreement”), by and among the Company, QuarterNorth, Compass Star Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Issuer, and the equityholder representatives named therein, (ii) fund the redemption (the “Redemptions”) of all of the outstanding 12.00% Second-Priority Senior Secured Notes due 2026 issued by the Issuer (the “12.00% Notes”) and all of the outstanding 11.750% Senior Secured Second Lien Notes due 2026 issued by Talos Energy Ventures GOM LLC (f/k/a Energy Ventures GoM LLC), a Delaware limited liability company (“Talos GOM”), and Talos Finance Corporation (f/k/a EnVen Finance Corporation), a Delaware corporation (“Talos Finance”), each a wholly owned subsidiary of the Issuer (the “11.750% Notes”), and (iii) pay any premiums, fees and expenses related to the Redemptions and the issuance of the New Notes. The Issuer intends to use any remaining net proceeds for general corporate purposes, which may include the repayment of a portion of the outstanding borrowings under the Bank Credit Facility.

If (i) the consummation of the QuarterNorth Acquisition does not occur on or before the “End Date,” as such term is defined in the Merger Agreement as in effect as of January 25, 2024, or (ii) prior thereto, the Issuer notifies the trustee that it will not pursue the consummation of the QuarterNorth Acquisition, the Issuer will be required to redeem $340,000,000 aggregate principal amount of the New Notes then outstanding (such redemption, the “Special Mandatory Redemption”) on a pro rata basis at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date upon which such New Notes will be redeemed. The “End Date” under the Merger Agreement is May 31, 2024, as may be extended up to September 30, 2024 solely in the event the parties require additional time to satisfy certain requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Interest and Maturity

The 2029 Notes will mature on February 1, 2029, and interest on the 2029 Notes is payable semi-annually in arrears on each February 1 and August 1, commencing August 1, 2024, to holders of record on the January 15 and July 15 immediately preceding the related interest payment date, at a rate of 9.000% per annum.

The 2031 Notes will mature on February 1, 2031, and interest on the 2031 Notes is payable semi-annually in arrears on each February 1 and August 1, commencing August 1, 2024, to holders of record on the January 15 and July 15 immediately preceding the related interest payment date, at a rate of 9.375% per annum.

Optional Redemption

At any time prior to February 1, 2026, the Issuer may, from time to time, redeem up to 40% of the original aggregate principal amount of the 2029 Notes, upon not less than 10 or more than 60 days’ notice, at a redemption price of 109.000% of the principal amount of the 2029 Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more equity offerings by the Issuer or, subject to certain requirements, any direct or indirect parent of the Issuer, provided that the redemption occurs within 180 days of the date of the closing of each such equity offering. In addition, prior to February 1, 2026, the Issuer may redeem the 2029 Notes, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2029 Notes redeemed, plus an applicable make-whole premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

At any time prior to February 1, 2027, the Issuer may, from time to time, redeem up to 40% of the original aggregate principal amount of the 2031 Notes, upon not less than 10 or more than 60 days’ notice, at a redemption price of 109.375% of the principal amount of the 2031 Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more equity offerings by the Issuer or, subject to certain requirements, any direct or indirect parent of the Issuer, provided that the redemption occurs within 180 days of the date of the closing of each such equity offering. In addition, prior to February 1, 2027, the Issuer may redeem the 2031 Notes, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2031 Notes redeemed, plus an applicable make-whole premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after February 1, 2026, with respect to the 2029 Notes, and February 1, 2027, with respect the 2031 Notes, the Issuer may redeem each such series of the New Notes, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the New Notes redeemed to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

2029 Notes
YEAR	REDEMPTION PRICE
2026	104.500%
2027	102.250%
2028 and thereafter	100.000%

2031 Notes
YEAR	REDEMPTION PRICE
2027	104.688%
2028	102.344%
2029 and thereafter	100.000%

Change of Control

If a Change of Control (as defined in each Indenture) occurs, each holder of the applicable series of New Notes may require the Issuer to repurchase all or any part of that holder’s New Notes of such series for cash at a price equal to 101% of the aggregate principal amount of the New Notes repurchased, plus any accrued and unpaid interest, if any, to, but excluding, the date of repurchase, on the New Notes repurchased (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Certain Covenants

Each Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to: (i) incur, assume or guarantee additional indebtedness or issue certain convertible or redeemable equity securities; (ii) create liens to secure indebtedness; (iii) pay distributions or dividends on equity interests, redeem or repurchase equity securities or redeem junior lien, unsecured or subordinated indebtedness; (iv) make investments; (v) restrict distributions, loans or other asset transfers from the Issuer’s restricted subsidiaries; (vi) consolidate with or merge with or into, or sell substantially all of the Issuer’s properties to, another person; (vii) sell or otherwise dispose of assets, including equity interests in subsidiaries; and (viii) enter into transactions with affiliates.

Events of Default

Each Indenture contains customary events of default, including, but not limited to:

•	default in any payment of interest on the applicable series of New Notes, when due, which continues for 30 days;

•	default in payment when due of the principal of, or premium, if any, on the applicable series of New Notes when due;

•

failure by the Issuer or any of its Restricted Subsidiaries (as defined in each Indenture) to comply with certain of their respective obligations, covenants or agreements contained in the applicable series of New Notes, the applicable Indenture or the Security Documents (as defined in each Indenture), subject to certain notice and grace periods;

•

failure of liens on Collateral with a Fair Market Value (as defined in each Indenture) in excess of $100.0 million to be valid or enforceable for 30 days or the assertion by the Issuer or any Subsidiary Guarantor in any pleading that any such security interest is invalid and unenforceable and, in the case of any Subsidiary Guarantor, such assertions are not rescinded within 30 days;

•

failure by the Issuer or certain of its subsidiaries (including its Restricted Subsidiaries) to pay indebtedness within any applicable grace period or the acceleration of any such indebtedness if the total amount of such indebtedness exceeds $35.0 million;

•

failure by the Issuer or any of its Restricted Subsidiaries to pay final non-appealable judgments aggregating in excess of $35.0 million, which judgments are not discharged, waived or stayed for a period of 60 days;

•

except as permitted by each Indenture, any guarantee of the applicable series of New Notes is held in any judicial proceeding to be unenforceable or invalid, or ceases for any reason to be in full force and effect, or is denied or disaffirmed by a Guarantor;

•	failure to consummate the Special Mandatory Redemption, to the extent required; and

•

certain events of bankruptcy, insolvency or reorganization described in each Indenture with respect to the Issuer and certain of its subsidiaries (including its Restricted Subsidiaries) that, taken as a whole, would constitute a significant subsidiary of the Issuer.

The foregoing description of the Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the 2029 Notes Indenture, the 2031 Notes Indenture, the form of 9.000% Second-Priority Senior Secured Note due 2029 and the form of 9.375% Second-Priority Senior Secured Note due 2031, which are filed with this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively.

Item 1.02	Termination of a Material Definitive Agreement.

On February 7, 2024, in connection with the closing of the sale of the New Notes, the Issuer redeemed all of the outstanding 12.00% Notes at a redemption price of 103.000% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, February 7, 2024.

On January 26, 2024, Talos GOM and Talos Finance delivered a notice of redemption, conditioned upon the consummation of the offering of the New Notes, to the holders of 11.750% Notes to redeem all of the outstanding 11.750% Notes at a redemption price of 102.938% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, April 15, 2024 (the “Redemption Date”), in accordance with the indenture governing the 11.750% Notes (the “11.750% Notes Indenture”). On February 7, 2024, in connection with the closing of the sale of the New Notes, the Issuer deposited with Wilmington Trust, National Association, as trustee of the 11.750% Notes (the “11.750% Notes Trustee”), a portion of the proceeds from the sale of the New Notes in an amount sufficient to pay and discharge the outstanding principal amount of the 11.750% Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date. Additionally, Talos GOM and Talos Finance irrevocably instructed the 11.750% Notes Trustee to apply such funds to the full payment of the 11.750% Notes on the Redemption Date. Concurrently therewith, Talos GOM and Talos Finance elected to satisfy and discharge the 11.750% Notes Indenture in accordance with its terms and the 11.750% Notes Trustee acknowledged such discharge and satisfaction. As a result of the satisfaction and discharge of the 11.750% Notes Indenture, Talos GOM, Talos Finance and the guarantors of the 11.750% Notes have been released from their remaining obligations under the 11.750% Notes Indenture.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the 12.00% Notes, the 11.750% Notes or any other securities.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the New Notes and the Indentures is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated into this Item 2.03 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding the proposed QuarterNorth Acquisition, including our ability to satisfy the conditions to closing and the expected timing of the transaction, are forward-looking statements. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, changes in market conditions affecting the oil and gas industry or long-term oil and gas price levels; political or regulatory developments; our ability to satisfy the conditions to closing to the proposed QuarterNorth Acquisition; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; and the other risks discussed in Part I, Item 1A. “Risk Factors” of Talos Energy Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023 and Part II, Item 1A. “Risk Factors” of Talos Energy Inc’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 9, 2023. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 7, 2024, among the Issuer, the Guarantors named therein and Wilmington Trust, National Association, as trustee, pursuant to which the 2029 Notes were issued.

4.2	Form of 9.000% Second-Priority Senior Secured Note due 2029 (included as Exhibit A in Exhibit 4.1).

4.3	Indenture, dated as of February 7, 2024, among the Issuer, the Guarantors named therein and Wilmington Trust, National Association, as trustee, pursuant to which the 2031 Notes were issued.

4.4	Form of 9.375% Second-Priority Senior Secured Note due 2031 (included as Exhibit A in Exhibit 4.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALOS ENERGY INC.

Date: February 7, 2024	By:	/s/ William S. Moss III
	Name:	William S. Moss III
	Title:	Executive Vice President, General Counsel and Secretary